                                                                    EXHIBIT 10.1

                           Playboy Enterprises, Inc.
                      Fourth Amendment to Credit Agreement


Harris Trust and Savings Bank
Chicago, Illinois

LaSalle National Bank
Chicago, Illinois

Ladies and Gentlemen:

     Reference is hereby made to the Credit Agreement dated as of February 10, 1995, as amended by the First Amendment to Credit Agreement dated as of March 31, 1995, the Second Amendment to Credit Agreement dated as of March 5, 1996, and the Third Amendment to the Credit Agreement dated as of September 11, 1997, (said Credit Agreement as so amended being referred to herein as the "Credit Agreement") currently in effect by and among, Playboy Enterprises, Inc., a Delaware corporation (the "Company"), and you (the "Lenders"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company hereby applies to the Lenders to amend a certain financial covenant contained therein and make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1.   Amendment.

     Upon the satisfaction of the conditions precedent set forth in Section 2 hereof, effective as of September 30, 1998, the Credit Agreement shall be and hereby is amended as follows:

     1.01. EBITDA Requirement. Section 8.9 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "Section 8.9. EBITDA. The Company will, as of the last day of each fiscal quarter ending during each of the periods specified below, maintain EBITDA for the four fiscal quarters then ended of not less than:

          From and           To and                   EBITDA shall
          Including          Including                not be less than
          ---------          ---------------------    ----------------
          7/1/98             9/30/98                    $29,000,000
          10/1/98            all times thereafter       $30,000,000"

     1.02. Applicable Margin. The definition of "Applicable Margin" appearing in
Section 5.1 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          " 'Applicable Margin' means 0% with respect to the Domestic Rate Portion of the Notes and 2.00% with respect to each LIBOR Portion of the Notes."

2.   Conditions Precedent.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     2.01. The Company, the Agent and the Lenders shall have executed and delivered this Amendment.

     2.02. The Company shall have paid to the Agent for the ratable benefit of the Lenders a transaction fee in the amount of $25,000.

     2.03. No Default or Event of Default shall have occurred and be continuing as of the date this Amendment would otherwise take effect.

     2.04. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel.

     Upon the satisfaction of the above conditions precedent, this Amendment shall be effective as of September 30, 1998.

3.   Representations.

     In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that for purposes of this paragraph, (i) the representations contained in Section 6.3 shall be deemed to include this Amendment as and when it refers to Loan Documents and (ii) the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.   Miscellaneous.

     4.01. The Company acknowledges and agrees that all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit as modified hereby. The Company further acknowledges and agrees

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that all references in such Collateral Documents to the Revolving Credit shall be deemed a reference to the Revolving Credit as so modified. The Company further agrees to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.

     4.02. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.03. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                                      -3-
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     Dated as of November 5, 1998 but effective as of September 30, 1998.


                                 Playboy Enterprises, Inc.

                                 By /s/ Linda Havard
                                   --------------------------------------
                                   Its EVP & CFO
                                      -----------------------------------

     Each of the undersigned acknowledges and agrees that while the following is not required, each confirms that: (i) all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit as modified hereby; (ii) all references in such Collateral Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as amended hereby; (iii) each of the undersigned will continue to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.

                                 Playboy Entertainment Group, Inc.

                                 By /s/ Robert D. Campbell
                                   --------------------------------------
                                   Its Vice President, Treasurer
                                      -----------------------------------

                                 Critics' Choice Video, Inc.

                                 By /s/ Robert D. Campbell
                                   --------------------------------------
                                   Its Vice President, Treasurer
                                       ----------------------------------

                                 Lifestyle Brands, Ltd.

                                 By /s/ Robert D. Campbell
                                   --------------------------------------
                                   Its Vice President, Treasurer
                                      -----------------------------------

     Accepted and agreed to in Chicago, Illinois as of the date and year last above written.


                                 Harris Trust And Savings Bank

                                 By /s/ Scott F. Geik
                                   --------------------------------------
                                   Its Vice President
                                       ----------------------------------

                                 LaSalle National Bank

                                 By /s/ Melissa Bleiweis
                                   --------------------------------------
                                   Its Assistant Vice President
                                       ----------------------------------

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